Investor Presentation Leading Home Health & Hospice November 2013 clinical quality innovative care models better communities Exhibit 99.1

Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.

www.amedisys.com
NASDAQ: AMED
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www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
We intend to use our website to
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disclosing the same information.

National Care Center Locations
WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
NEW YORK
MAINE
PENNSYLVANIA
OHIO
INDIANA
ILLINOIS
IOWA
NEBRASKA
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TEXAS
LOUISIANA
MISSISSIPPI
ALASKA
HAWAII
PUERTO RICO

Amedisys®

Company Overview

Overview
• Founded in 1982,
publicly listed 1994
• 499 care centers in 37
states
• Over 14,000 employees
• Projected revenue in
2013 of approximately
$1.2 billion
Amedisys Home Health Care Centers (405 locations)
Amedisys Hospice Care Centers (94 locations)
Locations current as of 9/30/2013

Revenue Mix [1]
15%
21%
64%
HH - Medicare
HH - Non-Medicare
Hospice

Business Segments

Business
Segment
% of
Revenue Reimbursement Type
HH - Medicare 64%
Paid episodically (over a 60-
day episode of care)
HH – Non-Medicare 15%
67% paid per visit; remainder
paid episodically
Hospice 21%
Mainly Medicare; paid at a
daily rate
1
Revenue mix based on 3Q13 revenue

Home Health

13.6%
5.7%
17.1%
7.9%
12.5%
56.8%
Amedisys
Public Peers
For Profit
Hospital-based
Non-Profit

Hospice

1.5%
13.6%
33.4%
12.1%
7.8%
45.2%
Amedisys
Public Peers
For Profit
Hospital-based
Non-Profit

Estimated Market Share – Medicare Revenue 5 Note: Estimated market share of total 2011 Medicare reimbursement

$30
$25
$20
$15
$10
$5
$-
$ in Billions
15
19
15
19
16
20
17
21
17
21
19
22
20
24
21
25
22
27
24
28
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Hospice
Home Health

Amedisys

Home Health/Hospice Medicare Spend
Home Health Source: CBO March 2013 Baseline report (10 year CAGR)
Hospice Source: 2011 actual hospice spending with growth rate based on “Other Services” section of CBO March 2013 Baseline report (10 year CAGR)
Population growth estimates provided by Tetrad; CAGR is for 2012-2017 (5 years)
Compound Annual Growth Rates (CAGR)
Home Health Expenditures = 4.4%
Hospice Expenditures = 5.2%
65+ Population = 3.6%
75+ Population = 2.6%

Home Health

2010
2011
2012
2013
2014 - Proposed
1.9%
-5.2%
-4.2%
-2.4%
-2.3%
-2.0%
-1.5%
-6.0%
-3.0%
0.0%
3.0%
6.0%
Industry
AMED Specific

Hospice

2010
2011
2012
2013
2014 - Final
1.4%
1.8%
2.4%
-1.1%
1.1%
-6.0%
-3.0%
0.0%
3.0%
6.0%
Industry
AMED Specific

Amedisys

Medicare Reimbursement

• 2014 final rule (rebasing)
• Sustainable growth rate legislation (Doc Fix)
• Co-payment proposals
• Hospice rebasing (U-shaped reimbursement)
• Nursing home reimbursement
Reimbursement Considerations Reimbursement Considerations

Favorable Long Term Trends
•
Compelling demographics
•
Patient preference
•
Low cost of care delivery
•
Increased payor and hospital focus

Inpatient
Hospital LTAC IRF SNF Hospice
Home
Health
Average Cost of Stay $11,700 $38,664 $17,398 $11,728 $11,321 $5,257
Average Length of Stay 5 days 26 days 13 days 27 days 86 days 120 days
Average Per Diem Cost $2,388 $1,470 $1,338 $431 $132 $44
Source: MedPAC March 2013 report; hospital information is for inpatient facilities only and is estimated based on patient discharges

Traditional Home Health and Hospice

Current
Business
Dynamics
Issues
• Fee for service based
• High volume / low margins
• “Retail” relationships
• Patients with multiple
conditions and physicians
• Poor coordination /
communication
• Misaligned incentives
• Minimal data interchange
• Regulatory limitations on
services
• Limited physician
coordination

Future Trends

Home
Health
Coordinated Care
Management
Patient
Home
Hospice
Post-Acute
Facilities
Payors Physicians
Hospitals
• Aligned incentives
• Data exchange
• Communications
• Care Protocol
• Outcome focused
• Value driven
Informal
Care Givers

Strategic Plans
•
Shared service care centers
•
Patient care management
•
AMS3, next generation operating system
•
Bundled payment initiatives
•
Hospital partnerships
–
Established 3 new joint ventures in 2013
–
Actively involved in 2 ACOs

Shared Service Model
• All care centers organized into shared service centers
– 63 shared service centers planned
– Completed by the end of 2013

Quality Care
Operational
Efficiency
Leadership
•
Centralized functions (on-call, intake, scheduling)
•
Scheduling efficiency
•
Specialty clinician productivity
•
Clinical resource support
•
Consistency in care delivery/training
•
POD leadership supporting all care centers
•
Improved leadership turnover coverage

Patient Care Management

•
“Right Care. Right Time.  Right Place.”
•
Centralized support
– Local clinical decisions
– Exception reporting
•
Recertification review
– Attainment of patient goals
– Physician orders or medication changes
– Hospitalization during episode
•
Utilization focus
– Reduce care plan variability
– Patient outcome driven

AMS3 Operating System
•
4Q13       Development complete / implementation begins
•
Migrating to .Net platform     Existing platform sun setting
•
Benefits of proprietary system
–
Low incremental spend
–
Ongoing flexibility and customization
•
Enhancements over existing system
–
Greater clinician productivity
–
Superior clinical management engine
–
Care center efficiencies
–
Interoperability
–
Billing efficiencies
–
Expect $10-$15M in net annual savings after fully rolled out

$ in Millions
% of Revenue
100.0
80.0
60.0
40.0
20.0
0.0
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.4%
2.4%
4.0%
3.0%
3.2%
3.4%
28.4
36.4
64.0
44.4
48.3
42.5
2008
2009
2010
2011
2012
2013
Capex
% of Rev

Capital Expenditures 15 PeopleSoft IT Security AMS3 Development

Begins with Admission
Amedisys Home Health 33%
Hospitalization 30%
SNF 9%
O/P 6%
Other 8%

Bundles – CMS Bundled Payment for Care Initiative

MD Spending 14%
Hospital Discharge
Bundle Spending - $10,000 to $15,000 per bundle
•
CMS to set target price for relevant services during bundle
•
Participants share savings and “at risk” for costs greater than target
•
Amedisys is participating in five bundle sites
–
57 home health care centers across all sites
–
Agreed to terms with ~20 hospital partners; negotiating with additional partners
–
2 sites “go live”
on Jan. 1st
with the remaining 3 sites starting on Apr. 1st
Model 3 – 90 Day Post-Acute Bundle

Performance Initiatives
• Business development staff investment
• Clinician productivity improvement
• 50 care centers identified for exit in Q1
– 27 closed
– 6 sold
– 6 retained
– 11 under letter of intent or definitive agreement to be sold
• Overall, negative contribution care centers represent a $5 million quarterly drag on EBITDA in Q313
– Of these, we are closing or consolidating 19 with quarterly combined losses of $1 million

DOJ Settlement and Financing
•
Agreement in principle to pay $150 million
–
No admission of wrongdoing
–
Looking to avoid expense and distraction of ongoing
litigation
•
Negotiating settlement agreement and corporate
integrity agreement
–
$115 million due at time settlement agreement is signed
–
$35 million due six months afterward
–
Funded with cash on hand and revolver (credit facility
amended to accommodate settlement)

Summary Financial Results

($ in millions, except per share data)
2011
(1)
2012
(1)
3Q12
(2)
3Q13
(2)
Adjusted Net Revenue $ 1,464 $ 1,488 $364 $302
Gross Margin % 46.7% 43.5% 43.2% 41.8%
Adjusted EBITDA $ 157 $ 103 $26 $9
Adjusted EBITDA Margin 10.7% 6.9% 7.2% 2.9%
Adjusted EPS $2.29 $1.08 $0.28 ($0.01)
1. The financial results for the years 2012 and 2011 are adjusted for certain items incurred in 2012 and 2011 and should be considered non-GAAP financial measures.  A reconciliation of these non-GAAP financial measures is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange Commission on March 12, 2013.
2. The financial results for the three-month period ended September 30, 2013 and September 30, 2012 are adjusted for certain items totaling  $144.9 million and $1.0 million, respectively, and should be considered a non-GAAP financial measure.  A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange Commission on November 12, 2013

Home Health Segment

($ in millions, continuing operations)
3Q12
(1)
4Q12
(1)
1Q13
(1)
2Q13
(1)
3Q13
(1)
Medicare Revenue $227 $224 $213 $205 $194
Non-Medicare Revenue $63 $56 $50 $46 $43
Total Revenue $290 $280 $263 $251 $237
Gross Margin % 41.8% 42.1% 42.6% 42.8% 40.6%
Contribution $31 $28 $27 $26 $17
Contribution % 10.7% 10.0% 10.2% 10.2% 7.0%
1. Results as reported in our Quarterly Earnings Release Form 8-K for the quarter ended Sep. 30, 2013 as filed with the Securities and Exchange Commission on Nov. 12, 2013

Home Health Operating Statistics
Medicare 3Q12
(1)
4Q12
(1)
1Q13
(1)
2Q13
(1)
3Q13
(1)
Admissions 47,429 47,730 50,117 47,825 45,481
Same store admissions growth 1% 1% 3% 0% (2%)
Recertification rate 43.2% 39.9% 37.8% 36.4% 37.1%
Revenue per episode $2,864 $2,846 $2,778 $2,831 $2,822
Visits per episode 18.9 18.4 17.5 17.7 17.3
Non-Medicare
Admissions 23,469 21,209 21,675 18,283 17,884
Visits 535,280 465,248 423,903 381,770 359,822
1. Results as reported in our Quarterly Earnings Release Form 8-K for the quarter ended Sep. 30, 2013 as filed with the Securities and Exchange Commission on Nov. 12, 2013

Hospice Segment

($ in millions, continuing operations)
3Q12
(1)
4Q12
(1)
1Q13
(1)
2Q13
(1)
3Q13
(1)
Total Revenue $74 $72 $67 $65 $65
Gross Margin % 48.6% 48.4% 47.1% 47.2% 46.5%
Contribution $16 $14 $12 $13 $12
Contribution % 21.3% 19.3% 17.6% 19.6% 18.9%
Operating Statistics
Total admissions 4,667 4,629 4,957 4,655 4,352
Same store revenue growth 13% 3% (5%) (11%) (13%)
Average daily census (ADC) 5,592 5,381 5,071 5,006 4,917
Average length of stay (ALOS) 102 106 103 99 98
1. Results as reported in our Quarterly Earnings Release Form 8-K for the quarter ended Sep. 30, 2013 as filed with the Securities and Exchange Commission on Nov. 12, 2013

Summary Balance Sheet
Assets Dec. 31, 2012 Sep. 30, 2013
Cash $         15 $        44
Accounts Receivable, Net 169 111
Property and Equipment 157 160
Goodwill 210 208
Other 180 232
Total Assets $       731    $      755
Liabilities and Equity
Debt $       103 $      71
Other Liabilities 174 157
DOJ Settlement Reserve 0 150
Equity 454 377
Total Liabilities and Equity $       731   $      755
Leverage Ratio 1.10x 2.68x (1)
Days Sales Outstanding 42 32
($ in millions)
1. Total debt in leverage ratio calculation includes reserve for $150 million preliminary DOJ settlement

Liquidity
1
1. Availability under revolver of  $143 million
2. Scheduled debt repayments include $4M per quarter of term loan payments and $40M of principal payments related to senior notes
3. Other cash flows for 2012 include refinancing costs associated with credit agreement signed on October 26, 2012, retirement of long-term debt and acquisitions.
($ in millions)
2012 3Q13YTD 2013F
Cash Flow From Operations $ 69 $94 $ 105-110
Capital Expenditures 48 29 40-45
Debt  repayments
2
29 32 56
Cash Flow, Net (8) 33 4-14
Beginning Cash 48 15
Other
3
(25) (4)
End Cash $   15 $44

Guidance

(Continuing operations only.  $ in millions, except per
share data)
1Q13 2Q13 3Q13 YTD 2013 Guidance
Revenue
(1)
$329 $316 $302 $947 $1,240-$1,250
Adj. EPS – Earnings Release
(1)
$0.15 $0.18 ($0.01) $0.32
Legal Costs
(1)
$0.04 $0.03 $0.02 $0.09
Adjusted EPS - Guidance $0.11 $0.15 ($0.02) $0.23 $0.20-$0.25
1. Results as reported in our Quarterly Earnings Release Form 8-K for the quarter ended Sep. 30, 2013 as filed with the Securities and Exchange Commission on Nov. 12, 2013.
Based on 31.7 million diluted shares.

Investment Rationale
•
Favorable demographic trends
•
Positive attributes of home based care
•
IT infrastructure/scalability
•
Clinical quality and innovation
•
Strong liquidity and capital position
•
Market share capture opportunities

Efficient Core
Business
Care Mgmt
Solutions

Contact Information Tom Dolan SVP Finance and Treasurer Amedisys, Inc. 5959 S. Sherwood Forest Boulevard Baton Rouge, LA 70816 Office: 225.299.3391 Fax: 225.298.6435 tom.dolan@amedisys.com 27